UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00642

Deutsche DWS International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2021

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

October 31, 2021
Annual Report
to Shareholders
DWS Emerging Markets Equity Fund

Contents
3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
12	Portfolio Summary
14	Investment Portfolio
19	Statement of Assets and Liabilities
21	Statement of Operations
22	Statements of Changes in Net Assets
23	Financial Highlights
29	Notes to Financial Statements
41	Report of Independent Registered Public Accounting Firm
43	Information About Your Fund’s Expenses
45	Tax Information
46	Advisory Agreement Board Considerations and Fee Evaluation
51	Board Members and Officers
57	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Stocks may decline in value. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, economic uncertainty, trade disputes, public health crises (including the ongoing pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
2	|	DWS Emerging Markets Equity Fund

Letter to Shareholders
Dear Shareholder:
The economic outlook remains moderately positive overall, buoyed by good corporate earnings and continued support from central banks. While the U.S. and Asia are acting as growth engines, there is still some uncertainty whether the current momentum is sustainable.
Inflation came back into focus sooner than expected as a result of the combination of the growth upswing, stimulus packages, expansive central banks, and sharply rising oil prices. These circumstances may, to a great extent, prove to be a temporary phenomenon driven by one-time, pandemic-related effects. For example, the massive underutilization of productive capacity and labor in 2020 depressed prices last year. Normalization of commodity prices alone is providing a significant base effect. We expect to see inflation begin to decline next year, as economic activity returns to a more typical level.
We do not believe central banks will raise interest rates this year. However, our CIO office expects the Fed to phase out asset purchases in 2022, with initial rate hikes to follow.
The scope and pace of recovery is likely to remain uneven among regions, asset classes and investment sectors. We believe that this underscores the value add of active portfolio management. We also believe that the strong partnership between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — makes an important difference in making strategic and tactical decisions for the DWS Funds.
Thank you for your trust. We welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,
Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.
DWS Emerging Markets Equity Fund	|	3

Portfolio Management Review	(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.
Investment Strategy and Process
Portfolio management generally uses a four step management process.
In the first step, using a macroeconomic outlook, portfolio management assesses the general outlook for emerging market equities. The key drivers of this outlook are growth, valuation, and market sentiment. This process is then applied at individual country and sector levels to determine country and sector weightings.
In the second step, portfolio management performs a bottom-up fundamental analysis of the companies in the designated countries and sectors (i.e., an analysis of the salient attributes of the various individual companies), resulting in recommended stocks for the designated countries and sectors and corresponding target prices for those stocks. Salient company attributes that portfolio management may consider include attractiveness of valuation relative to earnings, sustainability of business model, the presence of clearly identifiable catalysts, such as a specific corporate event, and positive share price momentum.
In the third step, portfolio management constructs the fund’s portfolio, weighting individual stocks based on management’s assessments and setting individual country and sector market exposure based on management’s outlook.
In the fourth and final step, portfolio management actively monitors the fund’s portfolio, including an ongoing assessment of the portfolio’s risks. Portfolio management will typically sell a security if it no longer represents good value relative to fundamentals and/or if it lacks positive catalysts.
DWS Emerging Markets Equity Fund returned 6.07% in the 12-month period ended October 31, 2021, underperforming the 16.96% gain for its benchmark, the MSCI Emerging Markets Index.
Emerging-market stocks lagged the 40.42% return of the developed markets, as gauged by the MSCI World Index, by a wide margin. Much of
4	|	DWS Emerging Markets Equity Fund

the shortfall stemmed from the pronounced weakness in China, where stocks came under sustained pressure from increased regulation, slower growth, and the debt problems of the property developer Evergrande. Since China makes up more than one-third of the index, the nation’s underperformance was a sizable drag on the broader asset class.
Returns across the rest of Asia were quite robust. Most notably, India delivered an impressive gain thanks to substantial investment inflows and meaningful progress in the country’s COVID-19 vaccination campaign. Taiwan and South Korea, which benefited from the strength in the broader global technology sector, also posted large gains.
The Europe/Middle East/Africa category performed very well, as rising energy prices led to strength in Russia and other oil-producing countries. Eastern European markets delivered exceptional returns, as well.
Latin America, as a whole, outpaced the MSCI Emerging Markets Index. Mexico, which benefited from its close ties to the U.S. economy, led the region higher. On the other hand, Brazil — while generating a double-digit return — was a notable laggard. After performing well through mid-June, the market fell sharply due to the combination slowing growth, rising interest rates, and concerns that the government will exceed its spending limit in order to fund a new social program.
Fund Performance
We maintain our focus on producing long-term results through a strategy that takes an active approach to country selection, includes an active currency view, and is balanced with bottom-up individual stock selection. While this approach worked well in the first seven calendar years in which we have managed the portfolio (2014–2020), it has not worked as well more recently. Stock selection was the primary cause of the Fund’s shortfall in the past 12 months, with the bulk of the deficit occurring in China. Shares of the long-time Fund holding New Oriental Education & Technology Group, Inc.* fell sharply after the government announced a surprising and unprecedented rule change that forced private, after-school tutoring companies to become non-profit entities. We sold the stock from the portfolio. A position in Alibaba Group Holding Ltd., which was also threatened by the prospect of increased regulation, was another key detractor in China, as were China Construction Bank Corp. and ANTA Sports Products Ltd.
DWS Emerging Markets Equity Fund	|	5

“We believe the emerging markets continue to feature attractive valuations versus the United States and the developed world.”
Stock selection in India further weighed on results due to positions in HDFC Bank Ltd. and Reliance Industries Ltd. Although both posted large gains, they failed to keep pace with the even stronger return for the broader market. Selection in South Korea was a further detractor. A zero weighting in the internet company Kakao Corp. hurt results, as did a position in LG Household & Health Care Ltd.
On the positive side, stock selection Russia and Indonesia contributed positively. At the individual stock level, we benefited from positions in Singapore-based e-commerce company Sea Ltd., the Chinese stock BYD Co., Ltd. — a producer of batteries for electric vehicles — and the Brazilian steelmaker Companhia Siderúrgica Nacional.*
Allocation was a modest detractor from performance. While an underweight in China and an overweight in India contributed, the benefit was outweighed by the combined effect of an overweight in Brazil and underweights in Taiwan, Saudi Arabia, and Poland. The Fund’s cash position also weighed on relative performance in the rising market.
Outlook and Positioning
Believing the various factors that have affected the markets in recent months may lead to further volatility, we retain a cautious view overall. We therefore continued to hold an above-average cash position in the portfolio at the end of October 2021. With that said, we believe there is a strong likelihood that economic growth and corporate earnings will exceed consensus estimates in the year ahead. The persistence of COVID-19 has slowed the re-opening of economies across the emerging world, but we believe that as the virus wanes and/or the vaccines gain wider penetration, the release of pent-up demand will allow growth to accelerate. We think cyclical companies, in particular, stand to benefit as this process plays out.
The changing regulatory environment in China has been another headwind for the market, but we would note that certain stocks have fallen to attractive levels as a result. Still, we expect higher-growth sectors to come under pressure from regulatory tightening over the medium to long term,
6	|	DWS Emerging Markets Equity Fund

affecting the profitability of companies in these areas. We therefore believe it is even more important than ever to be selective with respect to individual stocks in China. We are cautious on sectors that might be vulnerable to regulatory scrutiny, but we have a more favorable view on those that could benefit from potential policy changes. The problems with Evergrande were another factor weighing on China’s market, but it appears that this issue is unlikely to lead to a broader systemic shock. Although these factors cause us to maintain a careful view on the near-term outlook on China — forming the basis for our continued underweight in the country — we are keeping a close eye out for opportunities to deploy more capital.
The Fund was overweight in India throughout the annual period. Growth has picked up as lockdowns have eased, and the nation’s government remains committed to sound economic policy. Additionally, India has been a prime beneficiary of the ongoing tension in U.S.-China relations. Russia is another key overweight in the portfolio. Not only is the market inexpensive, in our view, but it also offers a possible hedge against inflation due to its high sensitivity to oil prices. We retain a modest overweight in Brazil, as well. Although this worked against us in the third quarter, we think stocks in the country are highly undervalued and poised for outperformance if political concerns move into the background. Mexico, which stands to gain a continued benefit from the relative strength of the U.S. economy, is another notable overweight. On the other hand, the Fund is underweight in South Korea, Taiwan, Malaysia, and South Africa based on our view that these countries offer a less favorable risk/return tradeoff.
On a longer-term basis, we believe the emerging markets continue to feature attractive valuations versus the United States and the developed world. As of October 31, the MSCI Emerging Markets Index had a price-to-earnings ratio (based on one-year forward estimates) of 12.7. This represented an approximately 40% discount to the United States, well above the 10-year average discount of 30%. We would also note that economic growth in the emerging world — while slower than expected — has been quite healthy in absolute terms. In our view, this combination provides an improving foundation for the emerging markets’ relative performance.
*	Not held at October 31, 2021.
DWS Emerging Markets Equity Fund	|	7

Portfolio Management Team
Sean Taylor, Head of Emerging Market Equities
Lead Portfolio Manager of the Fund. Began managing the Fund in 2014.
—	Global Head of Emerging Markets Equities: Hong Kong.
—	Joined DWS in 2013 with 21 years of industry experience. Prior to his current role, he served as Investment Director at GAM, based in London and Dubai, and Head of International & Emerging Markets at Societe Generale.
—	MBA, Manchester Business School.
Marc Currat, Portfolio Manager Equity
Portfolio Manager of the Fund. Began managing the Fund in 2017.
—	Portfolio Manager for Global Emerging Markets Equities: Hong Kong.
—	Joined DWS in 2012 with 6 years of professional experience, thereof one year in the financial industry. Prior to joining, he served as an equities and quant analyst at Surperformance SAS. Prior to that he was an auditor advisor at Currat & Associes SA.
—	BS in Management from CIBU — California International Business University; MBA in Finance from International School of Management, Paris & St. John’s University; Investment Management Certificate (IMC).
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
The MSCI Emerging Markets Index is an unmanaged equity index which captures large and mid-capitalization representation across 27 emerging markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.
MSCI World Index is an unmanaged index representing large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.
Overweight means a fund holds a higher weighting in a given sector or security compared with its benchmark index.
Underweight means a fund holds a lower weighting in a given sector or security.
Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.
Price-to-earnings (P/E) ratio compares a company’s current share price to its per-share earnings.
8	|	DWS Emerging Markets Equity Fund

Performance Summary	October 31, 2021 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/21
Unadjusted for Sales Charge	6.07%	8.22%	4.38%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–0.03%	6.94%	3.77%
MSCI Emerging Markets Index†	16.96%	9.39%	4.88%
Class T	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/21
Unadjusted for Sales Charge	6.07%	8.22%	4.37%
Adjusted for the Maximum Sales Charge (max 2.50% load)	3.42%	7.67%	4.11%
MSCI Emerging Markets Index†	16.96%	9.39%	4.88%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/21
Unadjusted for Sales Charge	5.32%	7.41%	3.59%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	5.32%	7.41%	3.59%
MSCI Emerging Markets Index†	16.96%	9.39%	4.88%
Class R6	1-Year	Life of Class*
Average Annual Total Returns as of 10/31/21
No Sales Charges	6.36%	7.80%
MSCI Emerging Markets Index†	16.96%	9.55%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/21
No Sales Charges	6.27%	8.41%	4.60%
MSCI Emerging Markets Index†	16.96%	9.39%	4.88%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/21
No Sales Charges	6.36%	8.49%	4.65%
MSCI Emerging Markets Index†	16.96%	9.39%	4.88%
Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does
DWS Emerging Markets Equity Fund	|	9

not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2021 are 1.35%, 1.29%, 2.06%, 1.30%, 1.13% and 1.04% for Class A, Class T, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns shown for Class T shares for the period prior to its inception on June 5, 2017 are derived from the historical performance of Class S shares of DWS Emerging Markets Equity Fund during such periods and have been adjusted to reflect the higher total annual operating expenses and applicable sales charges of Class T. Any difference in expenses will affect performance.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended October 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
The growth of $10,000 is cumulative.
10	|	DWS Emerging Markets Equity Fund

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
*	Class R6 shares commenced operations on September 7, 2018.
†	The MSCI Emerging Markets Index is an unmanaged equity index which captures large and mid-capitalization representation across 27 emerging markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.
	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Net Asset Value
10/31/21	$22.37	$22.37	$19.85	$22.70	$22.69	$22.67
10/31/20	$21.32	$21.32	$18.92	$21.63	$21.63	$21.61
Distribution Information as of 10/31/21
Income Dividends, Twelve Months	$ .26	$ .26	$ .07	$ .32	$ .30	$ .32
DWS Emerging Markets Equity Fund	|	11

Portfolio Summary	(Unaudited)
Asset Allocation (As a % of Net Assets)	10/31/21	10/31/20
Equity Securities	89%	87%
Exchange-Traded Funds	7%	6%
Cash Equivalents and Other Assets and Liabilities, Net	4%	7%
	100%	100%
Sector Diversification (As a % of Equity Securities)	10/31/21	10/31/20
Financials	24%	17%
Information Technology	18%	23%
Consumer Discretionary	17%	30%
Energy	17%	4%
Communication Services	12%	14%
Materials	7%	8%
Consumer Staples	3%	2%
Industrials	1%	0%
Real Estate	1%	2%
	100%	100%
Geographical Diversification (As a % of Equity Securities and Exchange-Traded Funds)	10/31/21	10/31/20
China	29%	45%
Taiwan	13%	9%
India	12%	11%
Korea	10%	14%
Russia	9%	1%
Brazil	7%	5%
Mexico	4%	1%
Indonesia	3%	1%
Singapore	3%	—
Hong Kong	2%	5%
Thailand	2%	1%
Others	6%	7%
	100%	100%

12	|	DWS Emerging Markets Equity Fund

Ten Largest Equity Holdings at October 31, 2021 (39.3% of Net Assets)			Country	Percent
1 Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	8.5%
Manufacturer of integrated circuits and other semiconductor devices
2 Tencent Holdings Ltd.	China	6.1%
Provider of Internet, mobile, and telecommunication value-added services
3 Alibaba Group Holding Ltd.	China	4.4%
Provider of internet infrastructure, electronic commerce, online financial, and internet content services through its subsidiaries
4 Gazprom PJSC	Russia	3.5%
Operator of gas pipeline systems
5 HDFC Bank Ltd.	India	3.1%
Provider of retail, corporate banking, custodial, treasury and capital markets services
6 Samsung Electronics Co., Ltd.	Korea	3.1%
Manufacturer of electronic parts
7 Reliance Industries Ltd.	India	2.8%
Manufacturer of petrochemicals, synthetic fibers, fiber intermediates, textiles
8 Petroleo Brasileiro SA	Brazil	2.8%
Company refines, markets, and supplies oil products
9 Meituan	China	2.5%
Operator of a web based shopping platform for locally found consumer products and retail services
10 LUKOIL PJSC	Russia	2.5%
Explores for, produces, refines, transports, and markets oil and gas mainly from Western Siberia
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 14. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 57 for contact information.
DWS Emerging Markets Equity Fund	|	13

Investment Portfolio	as of October 31, 2021
	Shares	Value ($)
Equity Securities 88.6%
Argentina 1.0%
MercadoLibre, Inc.* (Cost $4,934,320)	3,081	4,563,023
Brazil 7.0%
Americanas SA*	112,784	593,518
B3 SA — Brasil Bolsa Balcao	690,843	1,457,872
Banco Bradesco SA (ADR)	1,191,292	4,169,520
CCR SA	261,962	530,534
Gerdau SA (ADR)	829,678	3,924,377
Itaú Unibanco Holding SA (ADR) (Preferred) (a)	967,984	3,939,695
Lojas Americanas SA (Preferred)	626,580	536,231
Multiplan Empreendimentos Imobiliarios SA	1,848	6,064
Petroleo Brasileiro SA (ADR)	1,333,154	13,091,572
Vale SA (ADR)	296,918	3,779,766
XP, Inc. “A” * (a)	22,348	733,238
(Cost $36,529,025)		32,762,387
Chile 1.1%
Antofagasta PLC (Cost $3,350,340)	252,053	4,917,224
China 23.7%
Alibaba Group Holding Ltd. (ADR)*	123,090	20,302,465
ANTA Sports Products Ltd. (a)	267,000	4,172,894
BYD Co., Ltd. “H”	230,000	8,767,817
China Construction Bank Corp. “H”	9,881,577	6,718,532
Industrial & Commercial Bank of China Ltd. “H”	4,419,095	2,419,555
JD.com, Inc. (ADR)*	86,928	6,804,724
KWG Group Holdings Ltd.	2,687,500	2,348,821
Li Ning Co., Ltd.	433,500	4,819,452
Meituan “B” 144A*	336,500	11,659,970
NetEase, Inc. (ADR)	24,448	2,385,880
NIO, Inc. (ADR)*	123,893	4,882,623
PetroChina Co., Ltd. “H”	8,988,000	4,343,536
Ping An Insurance Group Co. of China Ltd. “H”	330,000	2,370,927
Tencent Holdings Ltd.	461,400	28,524,311
(Cost $94,063,921)		110,521,507
Hong Kong 2.3%
AIA Group Ltd.	488,200	5,512,290
Hong Kong Exchanges & Clearing Ltd.	87,300	5,282,545
(Cost $9,381,010)		10,794,835
The accompanying notes are an integral part of the financial statements.
14	|	DWS Emerging Markets Equity Fund

	Shares	Value ($)
India 11.1%
Axis Bank Ltd.*	277,906	2,764,911
Bharti Airtel Ltd.*	314,892	2,883,939
HDFC Bank Ltd. (ADR)	204,438	14,701,137
ICICI Bank Ltd.	570,035	6,139,497
Infosys Ltd. (ADR)	220,738	4,918,043
Larsen & Toubro Ltd.	209,319	4,964,534
Maruti Suzuki India Ltd.	10,439	1,039,428
Reliance Industries Ltd.	188,817	6,404,743
Reliance Industries Ltd. 144A, (GDR)	100,983	6,866,844
UltraTech Cement Ltd.	8,316	849,244
(Cost $37,728,652)		51,532,320
Indonesia 2.7%
PT Bank Central Asia Tbk	9,905,000	5,226,037
PT Bank Rakyat Indonesia Persero Tbk	17,503,981	5,250,885
PT Elang Mahkota Teknologi Tbk*	14,584,700	1,981,687
(Cost $12,257,926)		12,458,609
Korea 9.3%
Hyundai Motor Co.	13,924	2,478,449
KB Financial Group, Inc.	103,749	5,025,197
LG Household & Health Care Ltd.	2,852	2,857,980
NAVER Corp.	7,436	2,589,921
POSCO	23,358	5,916,707
Samsung Electronics Co., Ltd.	243,952	14,571,777
Samsung Fire & Marine Insurance Co., Ltd.	12,812	2,532,687
Samsung SDI Co., Ltd.	3,990	2,506,234
SK Hynix, Inc.	55,665	4,906,504
(Cost $32,963,855)		43,385,456
Mexico 3.8%
Cemex SAB de CV (ADR)*	1,112,654	7,154,365
Fomento Economico Mexicano SAB de CV (ADR)	116,566	9,580,560
Gruma SAB de CV “B”	61,238	716,902
Grupo Financiero Inbursa SAB de CV “O” *	505,109	505,894
(Cost $20,371,998)		17,957,721
Russia 9.1%
Gazprom PJSC (ADR) (a)	1,641,122	16,165,052
LUKOIL PJSC (ADR)	114,000	11,631,420
Novatek PJSC (GDR)	17,911	4,540,438
Sberbank of Russia PJSC (ADR)	505,264	10,145,701
(Cost $35,623,061)		42,482,611
The accompanying notes are an integral part of the financial statements.
DWS Emerging Markets Equity Fund	|	15

	Shares	Value ($)
Singapore 2.5%
Sea Ltd. (ADR)* (Cost $7,190,077)	33,550	11,526,774
South Africa 0.7%
FirstRand Ltd. (Cost $4,390,428)	915,114	3,475,336
Taiwan 12.2%
Formosa Plastics Corp.	1,047,000	4,047,413
Fubon Financial Holding Co., Ltd.	2,182,400	5,776,099
Hon Hai Precision Industry Co., Ltd.	608,000	2,339,429
Taiwan Semiconductor Manufacturing Co., Ltd.	1,208,803	25,646,610
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	121,281	13,789,650
United Microelectronics Corp.	2,475,000	5,162,091
(Cost $40,300,880)		56,761,292
Thailand 1.9%
Kasikornbank PCL (NVDR)	894,100	3,799,234
PTT PCL (NVDR)	3,039,900	3,481,239
Thai Oil PCL (NVDR)	926,800	1,557,119
(Cost $10,350,347)		8,837,592
Turkey 0.1%
KOC Holding AS	100,545	246,952
Turkiye Garanti Bankasi AS	97,879	100,535
(Cost $716,326)		347,487
United Arab Emirates 0.1%
Emaar Malls PJSC* (Cost $589,330)	687,850	374,652
Total Equity Securities (Cost $350,741,496)		412,698,826
Exchange-Traded Funds 7.0%
iShares FTSE China A50 ETF (a)	8,185,800	19,674,116
iShares MSCI Emerging Markets ETF	253,732	12,920,033
Total Exchange-Traded Funds (Cost $28,563,990)		32,594,149
Securities Lending Collateral 4.6%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 0.01% (b) (c) (Cost $21,422,090)	21,422,090	21,422,090
The accompanying notes are an integral part of the financial statements.
16	|	DWS Emerging Markets Equity Fund

	Shares	Value ($)
Cash Equivalents 0.5%
DWS Central Cash Management Government Fund, 0.03% (b) (Cost $2,470,217)	2,470,217	2,470,217
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $403,197,793)	100.7	469,185,282
Other Assets and Liabilities, Net	(0.7)	(3,168,142)
Net Assets	100.0	466,017,140
A summary of the Fund’s transactions with affiliated investments during the year ended October 31, 2021 are as follows:
Value ($) at 10/31/2020	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 10/31/2021	Value ($) at 10/31/2021
Securities Lending Collateral 4.6%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 0.01% (b) (c)
27,705,876	—	6,283,786 (d)	—	—	368,733	—	21,422,090	21,422,090
Cash Equivalents 0.5%
DWS Central Cash Management Government Fund, 0.03% (b)
11,890,966	340,087,645	349,508,394	—	—	7,722	—	2,470,217	2,470,217
39,596,842	340,087,645	355,792,180	—	—	376,455	—	23,892,307	23,892,307
*	Non-income producing security.
(a)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at October 31, 2021 amounted to $28,661,856, which is 6.2% of net assets.
(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $9,550,265.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended October 31, 2021.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
ADR: American Depositary Receipt
FTSE: Financial Times and the London Stock Exchange
GDR: Global Depositary Receipt
The accompanying notes are an integral part of the financial statements.
DWS Emerging Markets Equity Fund	|	17

MSCI: Morgan Stanley Capital International
NVDR: Non-Voting Depository Receipt
PJSC: Public Joint Stock Company
Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of October 31, 2021 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Equity Securities
Argentina	$ 4,563,023	$ —	$—	$ 4,563,023
Brazil	32,762,387	—	—	32,762,387
Chile	4,917,224	—	—	4,917,224
China	110,521,507	—	—	110,521,507
Hong Kong	10,794,835	—	—	10,794,835
India	51,532,320	—	—	51,532,320
Indonesia	12,458,609	—	—	12,458,609
Korea	43,385,456	—	—	43,385,456
Mexico	17,957,721	—	—	17,957,721
Russia	42,482,611	—	—	42,482,611
Singapore	11,526,774	—	—	11,526,774
South Africa	3,475,336	—	—	3,475,336
Taiwan	56,761,292	—	—	56,761,292
Thailand	8,837,592	—	—	8,837,592
Turkey	—	347,487	—	347,487
United Arab Emirates	—	374,652	—	374,652
Exchange-Traded Funds	32,594,149	—	—	32,594,149
Short-Term Investments (a)	23,892,307	—	—	23,892,307
Total	$468,463,143	$722,139	$ —	$469,185,282
(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.
18	|	DWS Emerging Markets Equity Fund

Statement of Assets and Liabilities
as of October 31, 2021

Assets
Investments in non-affiliated securities, at value (cost $379,305,486) — including $28,661,856 of securities loaned	$ 445,292,975
Investment in DWS Government & Agency Securities Portfolio (cost $21,422,090)*	21,422,090
Investment in DWS Central Cash Management Government Fund (cost $2,470,217)	2,470,217
Cash	864,294
Foreign currency, at value (cost $9,755,900)	9,697,376
Receivable for investments sold	9,389,214
Receivable for Fund shares sold	443,073
Dividends receivable	333,515
Interest receivable	25,703
Other assets	29,472
Total assets	489,967,929
Liabilities
Payable upon return of securities loaned	21,422,090
Payable for investments purchased	860,033
Payable for Fund shares redeemed	575,917
Deferred foreign taxes payable	505,965
Accrued management fee	229,233
Accrued Directors' fees	4,575
Other accrued expenses and payables	352,976
Total liabilities	23,950,789
Net assets, at value	$ 466,017,140
Net Assets Consist of
Distributable earnings (loss)	34,502,630
Paid-in capital	431,514,510
Net assets, at value	$ 466,017,140
*	Represents collateral on securities loaned. In addition, the Fund held non-cash collateral having a value of $9,550,265.
The accompanying notes are an integral part of the financial statements.
DWS Emerging Markets Equity Fund	|	19

Statement of Assets and Liabilities as of October 31, 2021 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($22,870,729 ÷ 1,022,300 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 22.37
Maximum offering price per share (100 ÷ 94.25 of $22.37)	$ 23.73
Class T
Net Asset Value and redemption price per share ($13,253 ÷ 592 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)**	$ 22.37
Maximum offering price per share (100 ÷ 97.50 of $22.37)	$ 22.94
Class C
Net Asset Value, offering and redemption price
(subject to contingent deferred sales charge) per share
($5,910,122 ÷ 297,749 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$ 19.85
Class R6
Net Asset Value, offering and redemption price per share ($846,399 ÷ 37,292 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 22.70
Class S
Net Asset Value, offering and redemption price per share ($128,219,979 ÷ 5,650,461 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 22.69
Institutional Class
Net Asset Value, offering and redemption price per share ($308,156,658 ÷ 13,590,947 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 22.67
**	Net asset value and redemption price per share may not recalculate due to rounding of net assets and/or shares outstanding.
The accompanying notes are an integral part of the financial statements.
20	|	DWS Emerging Markets Equity Fund

Statement of Operations
for the year ended October 31, 2021

Investment Income
Income:
Dividends (net of foreign taxes withheld of $1,189,921)	$ 9,339,780
Interest	5,672
Income distributions — DWS Central Cash Management Government Fund	7,722
Securities lending income, net of borrower rebates	368,733
Total income	9,721,907
Expenses:
Management fee	3,735,692
Administration fee	517,660
Services to shareholders	689,236
Distribution and service fees	117,405
Custodian fee	94,755
Professional fees	90,497
Reports to shareholders	64,285
Registration fees	107,291
Directors' fees and expenses	18,541
Other	37,264
Total expenses before expense reductions	5,472,626
Expense reductions	(420,740)
Total expenses after expense reductions	5,051,886
Net investment income	4,670,021
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments (net of foreign taxes of $449,303)	24,708,347
Foreign currency	168,687
24,877,034
Change in net unrealized appreciation (depreciation) on:
Investments (including deferred foreign taxes of $435,254)	(9,215,291)
Foreign currency	(556,322)
(9,771,613)
Net gain (loss)	15,105,421
Net increase (decrease) in net assets resulting from operations	$ 19,775,442
The accompanying notes are an integral part of the financial statements.
DWS Emerging Markets Equity Fund	|	21

Statements of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2021	2020
Operations:
Net investment income	$ 4,670,021	$ 4,223,781
Net realized gain (loss)	24,877,034	(20,837,301)
Change in net unrealized appreciation (depreciation)	(9,771,613)	56,096,659
Net increase (decrease) in net assets resulting from operations	19,775,442	39,483,139
Distributions to shareholders:
Class A	(216,767)	(444,350)
Class T	(151)	(211)
Class C	(16,877)	(66,492)
Class R6	(9,291)	(315)
Class S	(2,344,399)	(3,612,454)
Institutional Class	(3,731,248)	(5,451,114)
Total distributions	(6,318,733)	(9,574,936)
Fund share transactions:
Proceeds from shares sold	297,331,019	233,114,282
Reinvestment of distributions	6,229,691	9,422,476
Payments for shares redeemed	(280,267,784)	(283,194,745)
Net increase (decrease) in net assets from Fund share transactions	23,292,926	(40,657,987)
Increase (decrease) in net assets	36,749,635	(10,749,784)
Net assets at beginning of period	429,267,505	440,017,289
Net assets at end of period	$ 466,017,140	$ 429,267,505

The accompanying notes are an integral part of the financial statements.
22	|	DWS Emerging Markets Equity Fund

Financial Highlights
DWS Emerging Markets Equity Fund — Class A
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$21.32	$19.59	$17.74	$19.54	$15.71
Income (loss) from investment operations:
Net investment income[a]	.17	.14	.48	.19	.10
Net realized and unrealized gain (loss)	1.14	1.96	1.47	(1.90)	3.77
Total from investment operations	1.31	2.10	1.95	(1.71)	3.87
Less distributions from:
Net investment income	(.26)	(.37)	(.10)	(.09)	(.04)
Net asset value, end of period	$22.37	$21.32	$19.59	$17.74	$19.54
Total Return (%)[b,c]	6.07	10.75	11.04	(8.79)	24.75
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	18	23	9	10
Ratio of expenses before expense reductions (%)	1.28	1.31	1.36	1.55	1.86
Ratio of expenses after expense reductions (%)	1.15	1.15	1.15	1.15	1.35
Ratio of net investment income (%)	.68	.73	2.49	.98	.59
Portfolio turnover rate (%)	94	57	32	34	14
[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.
DWS Emerging Markets Equity Fund	|	23

DWS Emerging Markets Equity Fund — Class T
	Years Ended October 31,				Period Ended
	2021	2020	2019	2018	10/31/17 [a]
Selected Per Share Data
Net asset value, beginning of period	$21.32	$19.59	$17.74	$19.54	$17.54
Income (loss) from investment operations:
Net investment income[b]	.16	.16	.39	.19	.13
Net realized and unrealized gain (loss)	1.15	1.94	1.56	(1.90)	1.87
Total from investment operations	1.31	2.10	1.95	(1.71)	2.00
Less distributions from:
Net investment income	(.26)	(.37)	(.10)	(.09)	—
Net asset value, end of period	$22.37	$21.32	$19.59	$17.74	$19.54
Total Return (%)[c,d]	6.07	10.75	11.04	(8.79)	11.40 *
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	13	12	11	10	11
Ratio of expenses before expense reductions (%)	1.21	1.25	1.30	1.43	1.65 **
Ratio of expenses after expense reductions (%)	1.15	1.15	1.15	1.15	1.15 **
Ratio of net investment income (%)	.65	.82	2.07	.97	1.70 **
Portfolio turnover rate (%)	94	57	32	34	14 [e]
[a]	For the period from June 5, 2017 (commencement of operations) to October 31, 2017.
[b]	Based on average shares outstanding during the period.
[c]	Total return does not reflect the effect of any sales charges.
[d]	Total return would have been lower had certain expenses not been reduced.
[e]	Represents the Fund’s portfolio turnover rate for the year ended October 31, 2017.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.
24	|	DWS Emerging Markets Equity Fund

DWS Emerging Markets Equity Fund — Class C
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$18.92	$17.38	$15.77	$17.43	$14.07
Income (loss) from investment operations:
Net investment income (loss)[a]	(.01)	(.00) *	.26	.06	(.01)
Net realized and unrealized gain (loss)	1.01	1.72	1.35	(1.72)	3.37
Total from investment operations	1.00	1.72	1.61	(1.66)	3.36
Less distributions from:
Net investment income	(.07)	(.18)	—	—	—
Net asset value, end of period	$19.85	$18.92	$17.38	$15.77	$17.43
Total Return (%)[b,c]	5.32	9.89	10.21	(9.52)	23.88
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	4	6	3	3
Ratio of expenses before expense reductions (%)	1.99	2.02	2.08	2.26	2.57
Ratio of expenses after expense reductions (%)	1.90	1.90	1.90	1.90	2.09
Ratio of net investment income (loss) (%)	(.05)	(.00) **	1.55	.31	(.09)
Portfolio turnover rate (%)	94	57	32	34	14
[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
**	Amount is less than .005%.
The accompanying notes are an integral part of the financial statements.
DWS Emerging Markets Equity Fund	|	25

DWS Emerging Markets Equity Fund — Class R6
	Years Ended October 31,			Period Ended
	2021	2020	2019	10/31/18 [a]
Selected Per Share Data
Net asset value, beginning of period	$21.63	$19.87	$17.99	$18.68
Income (loss) from investment operations:
Net investment income[b]	.27	.19	.48	.02
Net realized and unrealized gain (loss)	1.12	2.00	1.54	(.71)
Total from investment operations	1.39	2.19	2.02	(.69)
Less distributions from:
Net investment income	(.32)	(.43)	(.14)	—
Net asset value, end of period	$22.70	$21.63	$19.87	$17.99
Total Return (%)[c]	6.36	11.06	11.32	(3.69) *
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	846	126	25	10
Ratio of expenses before expense reductions (%)	.90	1.26	1.21	1.41 **
Ratio of expenses after expense reductions (%)	.90	.90	.90	.90 **
Ratio of net investment income (%)	1.11	.95	2.51	.63 **
Portfolio turnover rate (%)	94	57	32	34 [d]
[a]	For the period from September 7, 2018 (commencement of operations) to October 31, 2018.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Represents the Fund’s portfolio turnover rate for the year ended October 31, 2018.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.
26	|	DWS Emerging Markets Equity Fund

DWS Emerging Markets Equity Fund — Class S
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$21.63	$19.87	$18.00	$19.82	$15.94
Income (loss) from investment operations:
Net investment income[a]	.19	.19	.48	.24	.15
Net realized and unrealized gain (loss)	1.17	1.98	1.52	(1.93)	3.81
Total from investment operations	1.36	2.17	2.00	(1.69)	3.96
Less distributions from:
Net investment income	(.30)	(.41)	(.13)	(.13)	(.08)
Net asset value, end of period	$22.69	$21.63	$19.87	$18.00	$19.82
Total Return (%)[b]	6.27	10.92	11.19	(8.61)	25.03
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	128	191	203	89	65
Ratio of expenses before expense reductions (%)	1.04	1.09	1.12	1.31	1.57
Ratio of expenses after expense reductions (%)	.98	.98	.98	.98	1.14
Ratio of net investment income (%)	.75	.99	2.46	1.19	.87
Portfolio turnover rate (%)	94	57	32	34	14
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.
DWS Emerging Markets Equity Fund	|	27

DWS Emerging Markets Equity Fund — Institutional Class
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$21.61	$19.86	$17.99	$19.81	$15.92
Income (loss) from investment operations:
Net investment income[a]	.24	.21	.55	.28	.21
Net realized and unrealized gain (loss)	1.14	1.97	1.46	(1.96)	3.76
Total from investment operations	1.38	2.18	2.01	(1.68)	3.97
Less distributions from:
Net investment income	(.32)	(.43)	(.14)	(.14)	(.08)
Net asset value, end of period	$22.67	$21.61	$19.86	$17.99	$19.81
Total Return (%)[b]	6.36	11.02	11.29	(8.54)	25.05
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	308	216	208	28	9
Ratio of expenses before expense reductions (%)	.98	1.00	1.05	1.18	1.34
Ratio of expenses after expense reductions (%)	.90	.90	.90	.90	.97
Ratio of net investment income (%)	.96	1.05	2.82	1.40	1.14
Portfolio turnover rate (%)	94	57	32	34	14
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.
28	|	DWS Emerging Markets Equity Fund

Notes to Financial Statements
A.	Organization and Significant Accounting Policies
DWS Emerging Markets Equity Fund (the “Fund” ) is a diversified series of Deutsche DWS International Fund, Inc. (the “Corporation” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Maryland corporation.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries. Class T shares are closed to new purchases, except in connection with the reinvestment of dividends or other distributions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards
DWS Emerging Markets Equity Fund	|	29

Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs” ) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities or ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces
30	|	DWS Emerging Markets Equity Fund

that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended October 31, 2021, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.03% annualized effective rate as of October 31, 2021) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent.
DWS Emerging Markets Equity Fund	|	31

Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of October 31, 2021, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.
Remaining Contractual Maturity of the Agreements as of October 31, 2021

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$ 14,317,108	$ —	$ —	$ 9,550,265	$ 23,867,373
Exchange-Traded Funds	7,104,982	—	—	—	7,104,982
Total Borrowings	$ 21,422,090	$ —	$ —	$ 9,550,265	$ 30,972,355
Gross amount of recognized liabilities and non-cash collateral for securities lending transactions:					$ 30,972,355
Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
At October 31, 2021, the Fund had net tax basis capital loss carryforwards of approximately $29,240,000, including short-term losses ($26,004,000) and long-term losses ($3,236,000), which may be applied against realized net taxable capital gains indefinitely.
The Fund has reviewed the tax positions for the open tax years as of October 31, 2021 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial
32	|	DWS Emerging Markets Equity Fund

statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, passive foreign investments companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At October 31, 2021, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$ 5,584,832
Capital loss carryforwards	$ (29,240,000)
Net unrealized appreciation (depreciation) on investments	$ 58,717,807
At October 31, 2021, the aggregate cost of investments for federal income tax purposes was $410,467,475. The net unrealized appreciation for all investments based on tax cost was $58,717,807. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $83,033,870 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $24,316,063.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2021	2020
Distributions from ordinary income*	$ 6,318,733	$ 9,574,936
*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
DWS Emerging Markets Equity Fund	|	33

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.	Purchases and Sales of Securities
During the year ended October 31, 2021, purchases and sales of investment securities (excluding short-term investments) aggregated $470,004,693 and $441,483,462, respectively.
C.	Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.
DWS Investments Hong Kong Limited, an affiliate of DIMA, serves as subadvisor with respect to the investment and reinvestment of assets of the Fund, and is paid by the Advisor for its services.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.70%.
34	|	DWS Emerging Markets Equity Fund

For the period from November 1, 2020 through September 30, 2022, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	1.15%
Class T	1.15%
Class C	1.90%
Class R6	.90%
Class S	.98%
Institutional Class	.90%
For the year ended October 31, 2021, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$ 29,833
Class T	8
Class C	5,149
Class R6	6
Class S	103,681
Institutional Class	282,063
$ 420,740
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2021, the Administration Fee was $517,660, of which $39,927 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing
DWS Emerging Markets Equity Fund	|	35

fee it receives from the Fund. For the year ended October 31, 2021, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at October 31, 2021
Class A	$ 10,292	$ 1,674
Class T	26	4
Class C	644	100
Class R6	185	37
Class S	48,228	7,968
Institutional Class	889	156
	$ 60,264	$ 9,939
In addition, for the year ended October 31, 2021, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$ 26,008
Class C	5,907
Class S	220,624
Institutional Class	359,796
$ 612,335
Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended October 31, 2021, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2021
Class C	$ 45,276	$ 3,890
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A, T and C shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder
36	|	DWS Emerging Markets Equity Fund

accounts the firms service. For the year ended October 31, 2021, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2021	Annual Rate
Class A	$ 57,042	$ 8,964.24%
Class T	22	10.15%
Class C	15,065	2,157.25%
	$ 72,129	$ 11,131
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2021 aggregated $4,217.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended October 31, 2021, the CDSC for Class C shares aggregated $791. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended October 31, 2021, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $1,520, of which $336 is unpaid.
Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the
DWS Emerging Markets Equity Fund	|	37

investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
D.	Investing in Emerging Markets
Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.
E.	Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2021.
F.	Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2021		Year Ended October 31, 2020
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	389,424	$ 9,733,243	293,462	$ 5,740,580
Class C	137,040	3,069,427	55,576	975,545
Class R6	45,899	1,129,135	5,102.5	111,366
Class S	1,485,225	37,038,262	4,048,951	78,644,076
Institutional Class	9,717,408	246,360,952	7,657,399	147,642,715
		$ 297,331,019		$ 233,114,282
38	|	DWS Emerging Markets Equity Fund

	Year Ended October 31, 2021		Year Ended October 31, 2020
	Shares	Dollars	Shares	Dollars
Shares issued to shareholders in reinvestment of distributions
Class A	9,050	$ 214,843	21,278	$ 441,739
Class T	6	151	10	211
Class C	796	16,877	3,583	66,434
Class R6	387	9,291	15	315
Class S	95,270	2,290,299	168,095	3,533,360
Institutional Class	154,093	3,698,230	256,332	5,380,417
		$ 6,229,691		$ 9,422,476
Shares redeemed
Class A	(203,017)	$ (4,922,407)	(680,017)	$ (13,176,421)
Class C	(75,197)	(1,648,569)	(165,576)	(2,732,847)
Class R6	(14,821)	(366,878)	(533)	(10,709)
Class S	(4,755,224)	(120,503,042)	(5,604,984)	(107,347,026)
Institutional Class	(6,286,053)	(152,826,888)	(8,366,880)	(159,927,742)
		$ (280,267,784)		$ (283,194,745)
Net increase (decrease)
Class A	195,457	$ 5,025,679	(365,277)	$ (6,994,102)
Class T	6	151	10	211
Class C	62,639	1,437,735	(106,417)	(1,690,868)
Class R6	31,465	771,548	4,584.5	100,972
Class S	(3,174,729)	(81,174,481)	(1,387,938)	(25,169,590)
Institutional Class	3,585,448	97,232,294	(453,149)	(6,904,610)
		$ 23,292,926		$ (40,657,987)
G.	Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries,
DWS Emerging Markets Equity Fund	|	39

industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.
40	|	DWS Emerging Markets Equity Fund

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Deutsche DWS International Fund, Inc. and Shareholders of DWS Emerging Markets Equity Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Emerging Markets Equity Fund (the “Fund” ) (one of the funds constituting Deutsche DWS International Fund, Inc.) (the “Corporation” ), including the investment portfolio, as of October 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS International Fund, Inc.) at October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for the years ended October 31, 2017 and October 31, 2018, were audited by another independent registered public accounting firm whose report, dated December 20, 2018, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits,
DWS Emerging Markets Equity Fund	|	41

we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
December 22, 2021
42	|	DWS Emerging Markets Equity Fund

Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2021 to October 31, 2021).
The tables illustrate your Fund’s expenses in two ways:
—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.
DWS Emerging Markets Equity Fund	|	43

Expenses and Value of a $1,000 Investment
for the six months ended October 31, 2021 (Unaudited)

Actual Fund Return	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/21	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/21	$ 893.70	$ 893.70	$ 890.50	$ 895.10	$ 894.40	$ 895.00
Expenses Paid per $1,000*	$ 5.49	$ 5.49	$ 9.05	$ 4.30	$ 4.68	$ 4.30
Hypothetical 5% Fund Return	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/21	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/21	$1,019.41	$1,019.41	$1,015.63	$1,020.67	$1,020.27	$1,020.67
Expenses Paid per $1,000*	$ 5.85	$ 5.85	$ 9.65	$ 4.58	$ 4.99	$ 4.58
*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class T	Class C	Class R6	Class S	Institutional Class
DWS Emerging Markets Equity Fund	1.15%	1.15%	1.90%	.90%	.98%	.90%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.
44	|	DWS Emerging Markets Equity Fund

Tax Information	(Unaudited)
For corporate shareholders, 1% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended October 31, 2021, qualified for the dividends received deduction.
For federal income tax purposes, the Fund designates approximately $11,600,000, or the maximum amount allowable under tax law, as qualified dividend income.
The Fund paid foreign taxes of $1,392,771 and earned $5,818,229 of foreign source income during the year ended October 31, 2021. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.07 per share as foreign taxes paid and $0.28 per share as income earned from foreign sources for the year ended October 31, 2021.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.
DWS Emerging Markets Equity Fund	|	45

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Directors (hereinafter referred to as the “Board”  or “Directors” ) approved the renewal of DWS Emerging Markets Equity Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) and sub-advisory agreement (the “Sub-Advisory Agreement”  and together with the Agreement, the “Agreements” ) between DIMA and DWS Investments Hong Kong Limited (“DWS HK” ), an affiliate of DIMA, in September 2021.
In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:
—	During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the “Independent Directors” ).
—	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the “Fee Consultant” ).
—	The Board also received extensive information throughout the year regarding performance of the Fund.
—	The Independent Directors regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—	In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and DWS HK are part of DWS Group GmbH & Co. KGaA (“DWS Group” ).
46	|	DWS Emerging Markets Equity Fund

DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and DWS HK’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and DWS HK provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisors, including DWS HK. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2020, the Fund’s performance (Class A shares) was in the 3rd quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2020.
DWS Emerging Markets Equity Fund	|	47

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2020). With respect to the sub-advisory fee paid to DWS HK, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2020, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds” ) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages DWS Europe Funds comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to DWS Funds as compared to DWS Europe Funds and that such differences made comparison difficult.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and DWS HK.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA
48	|	DWS Emerging Markets Equity Fund

and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreements is in the
DWS Emerging Markets Equity Fund	|	49

best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.
50	|	DWS Emerging Markets Equity Fund

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	70	—
DWS Emerging Markets Equity Fund	|	51

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); Not-for-Profit Directorships: Palm Beach Civic Assn.; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; Former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population wellbeing and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; Portland General Electric[2] (utility company (2003–2021); and Prisma Energy International; Former Not-for-Profit Directorships: Public Radio International	70	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Advisory Board and former Executive Fellow, Hoffman Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	70	—
52	|	DWS Emerging Markets Equity Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (1994–2020); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Former Directorships: Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	70	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); formerly: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Former Directorships: Board of Managers, YMCA of Metropolitan Chicago; Trustee, Ravinia Festival	70	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (since 2011); formerly Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21 [4]	—
DWS Emerging Markets Equity Fund	|	53

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); Director, The Bridgespan Group (nonprofit organization) (since October 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Former Directorships: Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020); Director, BioTelemetry Inc.[2] (acquired by Royal Philips in 2021) (healthcare) (2009–2021)	70	Director, Becton Dickinson and Company[2] (medical technology company) (2012–present)
Catherine Schrand (1964) Board Member or Advisory Board Member since 2021[3]	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994), The Wharton School, University of Pennsylvania; formerly Vice Dean, Wharton Doctoral Programs (2016–2019)	21 [4]	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	70	—
54	|	DWS Emerging Markets Equity Fund

Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present	Fund Administration (Head since 2017), DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and Episcopalian Charities of New York (2018–present)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. 2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and Assistant Secretary, DBX ETF Trust (2019–2020)
Ciara Crawford[9] (1984) Assistant Secretary, (2019–present)	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present	Fund Administration Treasurer’s Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Fund Administration Treasurer’s Office (Co-Head since 2018), DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
DWS Emerging Markets Equity Fund	|	55

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017); and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)
Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021	DWS Americas Head of Anti-Financial Crime and AML Officer, DWS; AML Officer, DWS Trust Company (since October 6, 2021); AML Officer, DBX ETF Trust (since October 6, 2021); AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since October 6, 2021); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO
[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]	Mr. Perry and Ms. Schrand are Advisory Board Members of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr. Perry and Ms. Schrand are Board Members of each other Trust.
[4]	Mr. Perry and Ms. Schrand oversee 21 funds in the DWS Fund Complex as Board Members of various Trusts. Mr. Perry and Ms. Schrand are Advisory Board Members of various Trusts/Corporations comprised of 49 funds in the DWS Fund Complex.
[5]	As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.
[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, NY 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.
56	|	DWS Emerging Markets Equity Fund

Account Management Resources
For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
DWS Emerging Markets Equity Fund	|	57

Investment Management	DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor” ), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.
DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	SEKAX	SEKTX	SEKCX	SEMGX	SEKIX
CUSIP Number	25156G 103	25156G 566	25156G 301	25156G 400	25156G 780
Fund Number	479	1779	779	2079	1479
For shareholders of Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337
24-hour access to your retirement plan account.
Web Site	dws.com
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.
For More Information	(800) 728-3337
To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Class R6
Nasdaq Symbol	SEKRX
CUSIP Number	25156G 426
Fund Number	1679
58	|	DWS Emerging Markets Equity Fund

Notes

222 South Riverside Plaza Chicago, IL 60606-5808
DEMEF-2
(R-024958-11 12/21)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS Emerging Markets Equity Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2021	$62,433	$0	$7,879	$0
2020	$62,433	$0	$7,879	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2021	$0	$487,049	$0
2020	$0	$650,763	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2021	$7,879	$487,049	$0	$494,928
2020	$7,879	$650,763	$0	$658,642

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2020 and 2021 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Emerging Markets Equity Fund, a series of Deutsche DWS International Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/30/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/30/2021

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	12/30/2021